UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2020

 CONTURA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2020, Contura Energy, Inc. issued a press release announcing earnings and other financial results for its fiscal quarter and year ended December 31, 2019. The press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the Registrant pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2020, the Company's board of directors (the "Board") adopted an Amendment (the “Bylaw Amendment”) to the Company’s Second Amended and Restated Bylaws (the “Former Bylaws”). The Bylaw Amendment, which was effective upon adoption by the Board, amended Section 6.07 of the Former Bylaws such that amendment of the bylaws by securityholders no longer requires 66 2/3% of the total voting power of all outstanding securities of the Corporation, generally entitled to vote in the election of directors, voting together as a single class, and instead requires a majority of the total voting power of all outstanding securities of the Corporation, generally entitled to vote in the election of directors, voting together as a single class (unless, as previously, a higher percentage is required by the Company's certificate of incorporation). The Company's bylaws, as amended, were designated by the Board as the Third Amended and Restated Bylaws of Contura Energy, Inc. (the "Amended Bylaws").

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Third Amended and Restated Bylaws of Contura Energy, Inc.
Exhibit 99.1	Press Release dated March 18, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Contura Energy, Inc.

Date: March 18, 2020	By:	/s/ C. Andrew Eidson
Name: C. Andrew Eidson
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Third Amended and Restated Bylaws of Contura Energy, Inc.
Exhibit 99.1	Press Release dated March 18, 2020